EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements (as amended) of Morgan Stanley of our reports dated February 7, 2005, relating to the financial statements and financial statement schedule of Morgan Stanley and management’s report of the effectiveness of internal control over financial reporting (which reports on the financial statements and financial statement schedule each express an unqualified opinion and include an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 123, “Accounting for Stock-Based Compensation,” as amended by SFAS No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure, an amendment of FASB Statement No. 123,” in 2003), appearing in this Annual Report on Form 10-K of Morgan Stanley for the fiscal year ended November 30, 2004:

Filed on Form S-3:

Registration Statement No. 33-57202

Registration Statement No. 33-60734

Registration Statement No. 33-89748

Registration Statement No. 33-92172

Registration Statement No. 333-07947

Registration Statement No. 333-27881

Registration Statement No. 333-27893

Registration Statement No. 333-27919

Registration Statement No. 333-46403

Registration Statement No. 333-46935

Registration Statement No. 333-76111

Registration Statement No. 333-75289

Registration Statement No. 333-34392

Registration Statement No. 333-47576

Registration Statement No. 333-83616

Registration Statement No. 333-106789

Registration Statement No. 333-117752

Filed on Form S-4:

Registration Statement No. 333-25003

Filed on Form S-8:

Registration Statement No. 33-63024

Registration Statement No. 33-63026

Registration Statement No. 33-78038

Registration Statement No. 33-79516

Registration Statement No. 33-82240

Registration Statement No. 33-82242

Registration Statement No. 33-82244

Registration Statement No. 333-04212

Registration Statement No. 333-25003

Registration Statement No. 333-28141

Registration Statement No. 333-28263

Registration Statement No. 333-62869

Registration Statement No. 333-78081

Registration Statement No. 333-95303

Registration Statement No. 333-85148

Registration Statement No. 333-85150

Registration Statement No. 333-108223

/s/ DELOITTE & TOUCHE LLP

New York, New York

February 7, 2005